SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission file number
July 22, 2004	0-19858

USA TRUCK, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	71-0556971
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code:

(479) 471-2500

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	News release issued by the Registrant on July 22, 2004.

Item 12. Results of Operations and Financial Condition

On July 22, 2004, the Registrant issued a news release announcing its revenues and earnings for the second quarter of 2004. A copy of the news release is furnished as an exhibit to this Form 8-K. This Form 8-K and the attached exhibit are furnished to but not filed with the Securities and Exchange Commission.

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	News release of USA Truck, Inc., issued July 22, 2004

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	July 23, 2004	/s/ ROBERT M. POWELL
Robert M. Powell
Chairman and Chief Executive Officer

Date:	July 23, 2004	/s/ JERRY D. ORLER
Jerry D. Orler
President

Date:	July 23, 2004	/s/ CLIFTON R. BECKHAM
Clifton R. Beckham
Sr. Vice President - Finance, Chief
Financial Officer and Secretary